Exhibit 99.1
Inwood West Boston, MA 10 Hanover Square New York, NY 388 Beale San Francisco, CA NAREIT's Annual Conference - June 2011 14 North Boston, MA 2011 Acquisitions CitySouth- Post Redevelopment San Mateo, CA Barton Creek Landing - Post Redevelopment Austin, TX

Portfolio UDR owns, acquires, renovates, develops, and manages apartment communities nationwide concentrated in markets with low single-family home affordability and job growth ahead of national average 59,614 homes in 213 communities(2) Average monthly income per occupied home of $1,283(2) Leading Multifamily REIT NYSE: UDR 39 year track record of paying dividends S&P 400 Enterprise value - $8.5 billion(1) (1) Calculated using the June 2, 2011 closing share price of common and preferred G shares and debt balances as of March 31, 2011. (2) As of March 31, 2011, includes all wholly-owned homes, homes in development and joint venture homes at 100%. Percentages shown on map indicate contribution as of March 31, 2011 total same-store net operating income (NOI). Since August 2010, UDR entered Boston and New York and therefore these markets are not yet included in same-store NOI or shown on the map above. UDR Overview MD 6% DC 13% VA 11% MA(3) FL 17% 7% 4% 2% 34% 2% 4% NY (3) 42% 30% 2

UDR's Competitive Strengths Focused Portfolio Management Strategy Target homes with an average monthly income in excess of $1,500 Purse unique transactions: Opportunistically financed - 10 Hanover Square with operating partnership units Off-market transactions - $500 million asset exchange Location - Urban and/or close proximity to other UDR communities Strong Operating Results Greater than 95% same-store occupancy for the last eight quarters Loss-to-lease of greater than 7% Leading Operating Platform Initiatives continue to improve operating margins and enhance UDR customer experience Same-store operating margin of 66% versus peer average of 63%(1) through 1Q 2011 Balance Sheet Improved leverage profile upon recent sale of $265 million of equity through the "At The Market" equity program(2) Completed a $300 million unsecured 7 year note offering at 4.25% on May 18, 2011. 2.41x fixed charge coverage ratio(3) Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS. As of June 2, 2011. As of March 31, 2011, adjusted for non-recurring items.

Decade of Change

Acquisition & Disposition Activity - Since August 2010 Increased assets by $1.1 billion Acquired 8,675 homes with an average age of four years and a weighted average monthly income of $2,132 per home(1) Increased presence in existing UDR markets Delivered 1,575 homes through development and 324 homes through redevelopment within the last 12 months Dispositions: $285 million Disposed of 1,567 homes with an average age of 30 years and a weighted average monthly income of $1,348 per home Will continue to expose non-core communities to the market that do not fit UDR's long-term strategy $1.4 Billion in Transactions - Repositioned 20% of Portfolio Accounts for acquisitions closed between August 2010 - April 2011. Includes JV homes at 100%. Ridge at Blue Hills Braintree, MA 1818 Platinum Triangle Anaheim, CA Domain Brewers Hill Baltimore, MD Marina Pointe Marina del Rey, CA Garrison Square Boston, MA

Summary of Recent Events Portfolio Transformation In the last 9 months, UDR has strengthened the portfolio by entering Boston and Manhattan, and increasing its presence in San Francisco, and Washington, D.C. Early cycle repositioning should allow UDR to take advantage of strong market fundamentals in targeted markets. Acquisition Summary(1) Homes Average Year Built Avg. Monthly Income Per Occupied Home Total Investment ($M) August/Sept. 2010 1,374 2000 $1,936 $455 MetLife 5,748 2009 2,167 93 10 Hanover Square 493 2005 3,000 261 Asset Exchange 1,060 2005 1,796 263 Total/Weighted Avg. 8,675 2007 $2,132 $1,072 Accounts for acquisitions closed between August 2010 - April 2011. Includes JV homes at 100%.

Development(1) Strategy: Focus development opportunities in select markets that compliment UDR's current locations; such as San Francisco and Washington, D.C. and Boston Pipeline: 1,170 homes in five communities with a total estimated cost of $382 million or $327 thousand per home Completed $817 million, or $153 thousand per home, in the development of 5,326 homes over the last five years The UDR/MetLife venture owns 11 land parcels with the potential to develop approximately 2,300 homes Redevelopment(1) Strategy: Focus on key sub-markets of California, Washington, D.C., Boston, and Manhattan Pipeline: 538 homes in two communities with a total estimated cost of $47 million or $87 thousand per home Completed $209 million, or $47 thousand per home, in the redevelopment of 4,432 homes over the last five years As of March 31, 2011. UDR's Specific Asset Strategy

Operational Performance Occupancy Occupancy of 95.6% versus peer average of 95.6% Operating Margin Operating margin of 66% versus peer average of 63% Revenue Increased by 2.6% versus peer average of 2.8% Expenses Increased by 2.0% versus peer average decline of 1.3% NOI Increased 3.0% versus peer average of 5.8% Technology - Achieving high acceptance 87% of renewals completed electronically, 62% move-ins initiated through Internet, 79% of payments received via ACH 2011 Same-Store Results Through Q1 5-Year Same-Store Trends & 2011 YTD Peer group includes AIV, AVB, BRE, CPT, EQR, ESS and PPS.

Rents Continue to Improve Change in effective new and renewal lease rates compared to the expiring lease Includes mature properties as of May 2011. As of May 31, 2011. We have pricing power in all 23 of our markets, a loss to lease greater than 7% and occupancy of nearly 96%(2)

Solid Balance Sheet Edgewater - San Francisco, CA In excess of $7.1 billion in assets(1) Total cash and credit capacity of $700 million; over $4.1 billion of unencumbered assets available for additional liquidity(1) Existing debt totals $3.5 billion, with weighted average rate of 4.2% and 5.4 years to maturity(1) Investment grade rating from Standard & Poor's and Moody's Fixed charge coverage of 2.41x(2) Sold 10.9 million shares and raised $265 million in net proceeds from an "At The Market" equity program(3) Completed a $300 million unsecured 7 year note offering at 4.25% on May 18, 2011 in an effort to reduce our line of credit Domus - Philadelphia, PA As of March 31, 2011. Excludes depreciation. As of March 31, 2011. Adjusted for non-recurring items As of June 2, 2011.

UDR/MetLife Joint Venture Update Operational Improvement Portfolio occupancy at 93% leased; up 10% since November 2010(1) Monthly income per occupied home up 5.1% to $2,278 since November 2010(1) Projected full-year utility reimbursements and fee income to increase 40% and 90%, respectively. Financing Closed $465 million of long-term, permanent financing since November 2010 at a weighted average rate of 4.2%. Viridian - Los Angeles, CA As of April 30, 2011.

Forward-Looking Statement Certain statements made in this release may constitute "forward-looking statements." Words such as "expects," "intends," "believes," "anticipates," "likely," "will," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements, by their nature, involve estimates, projections, goals, forecasts and assumptions and are subject to risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in a forward-looking statement, due to a number of factors, which include, but are not limited to, unfavorable changes in the apartment market, changing economic conditions, the impact of inflation/deflation on rental rates and property operating expenses, expectations concerning availability of capital and the stabilization of the capital markets, the impact of competition and competitive pricing, acquisitions, developments and redevelopments not achieving anticipated results, delays in completing developments, redevelopments and lease-ups on schedule, expectations on job growth, home affordability and demand/supply ratio for multifamily housing, expectations concerning development and redevelopment activities, expectations on occupancy levels, expectations concerning the Vitruvian ParkSM development, expectations concerning the joint venture with MetLife, expectations that automation will help grow net operating income, expectations on annualized net operating income and other risk factors discussed in documents filed by the Company with the Securities and Exchange Commission from time to time, including the Company's Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q. Actual results may differ materially from those described in the forward-looking statements. These forward-looking statements and such risks, uncertainties and other factors speak only as of the date of this presentation, and the Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statement contained herein, to reflect any change in the Company's expectations with regard thereto, or any other change in events, conditions or circumstances on which any such statement is based, except to the extent otherwise required under the U.S. Securities Law. This presentation and these forward-looking statements include UDR's analysis and conclusions based in part on third party data and reflect UDR's judgment as of the date of these materials. UDR assumes no obligation to revise or update to reflect future events or circumstances.

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Investor Relations Contact: H. Andrew Cantor acantor@udr.com 720.283.6083